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                                                                    EXHIBIT 21.1

                              BJ SERVICES COMPANY
                                  SUBSIDIARIES

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                                                                                               PERCENTAGE OWNED BY
                                                                                             ------------------------
NAME OF ENTITY/JURISDICTION OF ORGANIZATION                                                    COMPANY    SUBSIDIARY
-------------------------------------------------------------------------------------------  -----------  -----------
BJ Services Company Middle East (Delaware).................................................        100%
  Gulf Well Services Company (Kuwait) (Joint Venture)......................................                      40%
BJ Services Company Overseas (Delaware) (Inactive).........................................        100%
BJ Services Company, U.S.A. (Delaware).....................................................        100%
  BJ Operating & Maintenance Company, L.L.C. (Delaware)....................................                     100%
  BJ Services, L.L. C. (Delaware)..........................................................                     100%
  Western Petroleum Services International Company (Delaware)..............................                     100%
    P.T. Western Petroleum Servindo (Indonesia)............................................                     100%
    BJ-Rotary Petroleum Ltd. KFT (Hungary) (Joint Venture).................................                      64%
  Western Oceanic, Inc. (Delaware).........................................................                     100%
    Western Oceanic International, Inc. (Panama)...........................................                     100%
  BJ Process and Pipeline Services Company (Texas).........................................                     100%
    KPC-Knapp Pipeline Cleaners Limited (Singapore)........................................                      30%
BJ Service International, Inc. (Delaware)..................................................        100%
  BJ-Hughes C.I. Ltd. (Cayman Islands) (Inactive)..........................................                     100%
  BJ Oilwell Services (M) Sdn. Bhd. (Malaysia)(Joint Venture)..............................                      30%
  BJ Service International (Thailand) Ltd..................................................                     100%
  BJ Service Arabia Ltd. (Saudi Arabia) (Joint Venture)....................................                      70%
  BJ Service International GmbH (Germany)..................................................                     100%
  BJ Services C.I., Ltd. (Cayman Islands)..................................................                     100%
  Nowsco Well Service GmBH (Germany).......................................................                     100%
  Nowsco Norge AS (Norway).................................................................                     100%
  BJ Process & Pipeline Services Pte. Ltd. (Singapore).....................................                     100%
  Nowsco Well Service SRL (Italy)..........................................................                     100%
  BJ Services Company (Sakhalin) Limited (Russia)..........................................                     100%
  Nowsco Well Service Ltd. (Alberta).......................................................                     100%
    Nowsco Well Service (Ireland) Limited..................................................                     100%
    Nowsco Well Service Company Limited (Barbados).........................................                     100%
    Nowsco Well Service International Limited (Bermuda)....................................                     100%
    Biarritz Overseas Limited (Cyprus).....................................................                     100%
      ZAO BJ Services (Siberia)............................................................                     100%
    Nowsco International Limited (Barbados)................................................                     100%
    Nowsco Well Service (Cyprus) Limited...................................................                     100%
      Nowsco Well Service (Vostok) Limited (Russia)........................................                     100%
    NMS Oil Field Limited (Cyprus).........................................................                     100%
    Nowsco Americas S.A. (Argentina).......................................................                     100%
    PT Nowsco Well Service (Indonesia)(Joint Venture)......................................                     100%
    BJ Services (Vietnam) Ltd..............................................................                     100%
BJ Services Company B.V. (Netherlands).....................................................                     100%
  BJ Services Company GmbH (Germany).......................................................                     100%
  BJ Services AS (Norway)..................................................................                     100%
  BJ Services Company Italia S.r.l. (Italy)................................................                     100%
  BJ Services International BV (Netherlands)...............................................                     100%
  Nowsco (Neth) Group B.V. (Netherlands)...................................................                     100%
    BJ Tubular Services B.V. (Netherlands).................................................                     100%
    Nowsco (UAE) LLC (being liquidated)....................................................                     100%
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                                                                                               PERCENTAGE OWNED BY
                                                                                             ------------------------
NAME OF ENTITY/JURISDICTION OF ORGANIZATION                                                    COMPANY    SUBSIDIARY
-------------------------------------------------------------------------------------------  -----------  -----------
BJ Services Company Mexicana S.A. de C.V. (Mexico).........................................                     100%
BJ Servicios International S.A. de C.V. (Mexico)...........................................                     100%
BJ Services Company (Nigeria) Limited (Joint Venture)......................................                      60%
BJ Services Company, S.A. (Panama).........................................................                     100%
BJ Services Company Limited (Scotland).....................................................                     100%
  BJ Petroleum Services Limited (UK).......................................................                     100%
  BJ Services Company (UK) Limited (Scotland)..............................................                     100%
  BJ Services Company Middle East Limited (Scotland).......................................                     100%
  BJ Services Company Africa Limited (Scotland)............................................                     100%
  BJ Tubular Services Limited (Scotland)...................................................                     100%
    BJ Process & Pipeline Services AS (Norway).............................................                     100%
    BJ Tubular Services A/S (Denmark)......................................................                     100%
  BJ Services Company (Australia) Pty. Ltd. (Australia)....................................                     100%
  BJ Process & Pipeline Services Limited (UK)..............................................                     100%
  BJ Services International Limited (UK)...................................................                     100%
    McKenna & Sullivan Limited (UK)........................................................                     100%
  BJ Services (GB) Limited (Scotland)......................................................                     100%
  Colony Drilling Company Limited (Scotland)...............................................                     100%
BJ Services Company (Singapore) Pte. Ltd. (Singapore)......................................                     100%
  ASPAC Region Ltd. (Singapore)............................................................                     100%
    Nowsco (B) SDN. BHD. (Brunei)(Joint Venture)...........................................                      60%
    Sarku Nowsco Well Services SDN BHD (Malaysia)(Joint Venture)...........................                      40%
  BJ Services Company (Hong Kong) Limited (Hong Kong)......................................                     100%
  Indo-Chem Trading Limited (British Virgin Island)........................................                     100%
BJ Services de Venezuela, C.A. (Venezuela).................................................                     100%
  BJ Services de Venezuela III, C.A. (Venezuela)...........................................                     100%
BJ Services International, S.A. (Panama)...................................................                     100%
    BJ Pumping Services Company S.A. (Panama) (Joint Venture)..............................                      65%
    International Chemical Specialities FZE (Jebel Ali)....................................                     100%
BJ Services Do Brazil Ltda.................................................................                     100%
    SEBEP Quimica Industria e Comercio Ltda. (Brazil)......................................                     100%
    SEBEX Oil Well Services, S.A. (Brazil).................................................                     100%
BJ Services S.A. (Argentina)...............................................................                     100%
    Compania de Servicios Petroleros BJ Boliviana S.A. (BJ Boliviana S.A.) (Bolivia).......                     100%
Hughes Services Eastern Hemisphere S.A.R.L. (France).......................................                     100%
International Specialty Chemicals Ltd. (Cayman Islands) (Joint Venture)....................                      75%
P.T. BJ Services Indonesia (Indonesia) (Joint Venture).....................................                      75%
Societe Algerienne de Puits Producteurs d'Hydrocarbures (BJSP) (Algeria)...................                      49%
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